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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

Amendment No. 1
to
Current Report
Pursuant to Section 13 or 15 (d) of
The Securities Exchange Act of 1934

September 18, 2002 Date of Report	July 5, 2002 (Date of earliest event reported)

Maxwell Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-10964 (Commission File Number)	95-2390133 (I.R.S. Employer Identification No.)
9244 Balboa Avenue, San Diego, California (Address of principal executive offices)		92123 (Zip Code)

Registrant's telephone number, including area code (858) 279-5100

Not applicable
(Former name or former address, if changed since last report.)

        This Amendment No. 1 on Form 8-K/A (this "Amendment") hereby amends Item 2 to include subsequent amendments to Stock Purchase and Barter Agreement, and Item 7 of the Current Report on Form 8-K filed on July 19, 2002 by Maxwell Technologies, Inc., a Delaware Corporation ("Maxwell"), relating to the acquisition of Montena Components Ltd. ("Montena"), a corporation formed under the laws of Switzerland and a subsidiary of Montena SA, a Swiss corporation. Maxwell is filing this Amendment to include the historical financial information required with respect to Montena and the pro forma financial information required with respect to the acquisition of Montena.

Item 2. Acquisition of Assets.

        On August 12, 2002 Maxwell Technologies, Inc. ("Maxwell"), and Montena SA signed Amendment Number Two to the May 30, 2002 Stock Purchase and Barter Agreement entered into by them pursuant to which Maxwell acquired all of the outstanding shares of capital stock of Montena Components Ltd.

        In conjunction with the sale, Maxwell loaned $3 million to Montena, SA and held back 300,000 of the total of 2.55 million shares issued in the transaction as collateral under a stock pledge agreement. Under the original agreement, Montena, SA committed to sell the 300,000 shares as promptly as practical after closing to repay the loan. Instead of requiring Montena, SA to sell the shares, Maxwell agreed in Amendment Number Two to accept return of the shares in satisfaction of the loan.

        The Stock Purchase and Barter Agreement, as amended, provides for the possible future issuance of additional shares of Maxwell common stock to Montena, SA, provided that Montena Components, Ltd. achieves total sales in excess of $20 million for the twelve-month period ended June 30, 2003, Maxwell will provide the following share value support to Montena, SA:

  "To the extent that each share of Maxwell stock issued as part of the purchase price and held by Montena, SA on September 1, 2003 has a market value (based on the average 30 trading-day closing price ending on September 1, 2003—the "30 Day Measurement Price") of less than $9 per share, then Maxwell will provide to Montena, SA additional consideration equal, in total value, to (i) the difference between $9 and the 30 Day Measurement Price multiplied by (ii) such number of shares held by Montena, SA on September 1, 2003; provided, however, that such additional consideration will in no event be greater than 500,000 shares of Maxwell common stock (based on the 30 Day Measurement Price) or cash equal in value to 500,000 shares of Maxwell common stock valued at the 30 Day Measurement Price. Such additional consideration may be provided by Maxwell (at the sole discretion of Maxwell) in cash or in shares of Maxwell common stock, subject to the following conditions: Maxwell shall provide such additional consideration in shares of Maxwell common stock only if the authority for such issuance has been approved by the shareholders of Maxwell, and in the event that Montena, SA votes its shares of Maxwell common stock on such matter, Montena, SA agrees to vote such shares to approve the use of Maxwell common stock as the additional consideration."

Item 7. Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

REPORT OF ERNST & YOUNG AG, INDEPENDENT AUDITORS

To the Board of Directors and Stockholders
Montena Components Ltd.

        We have audited the accompanying balance sheet of Montena Components Ltd. as of June 30, 2002, and the related statements of income, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Montena Components Ltd. at June 30, 2002 and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.

Berne, Switzerland September 4, 2002	ERNST & YOUNG AG

MONTENA COMPONENTS LTD.
BALANCE SHEET
(in thousands of Swiss Francs (CHF), except share data)

	June 30, 2002
Assets
Current assets:
Cash and cash equivalents	CHF	901
Trade and other accounts receivable, net		6,634
Inventories		7,904
Prepaid expenses and other current assets		1,541
Due from related parties		390

Total current assets		17,370
Deferred income taxes		79
Property, plant and equipment, net		3,546

	CHF	20,995

Liabilities and stockholders' equity
Current liabilities:
Accounts payable and accrued liabilities	CHF	8,858
Accrued employee compensation		1,618
Short-term borrowings		500
Income taxes payable		849
Deferred income taxes		204
Loan from pension fund		75
Due to related party		373
Loan from related party		1,620

Total current liabilities		14,097
Loan from pension fund		300
Commitments and contingencies
Stockholders' equity:
Common stock, CHF 10 par value per share, 100,000 shares authorized, issued and outstanding at June 30, 2002		1,000
Retained earnings		5,598

Total stockholders' equity		6,598

	CHF	20,995

See accompanying notes.

MONTENA COMPONENTS LTD.
STATEMENT OF INCOME
(in thousands of Swiss Francs (CHF))

	Year ended June 30, 2002
Sales	CHF	42,315
Cost of sales		32,605

Gross profit		9,710
Operating expenses:
Selling, general and administrative		7,688
Research and development		745

Total operating expenses		8,433

Income from operations		1,277
Gain on sale of business		1,014
Interest expense		(288)
Foreign exchange losses, net		(145)

Net income before income taxes		1,858
Provision for income taxes		281

Net income	CHF	1,577

See accompanying notes.

MONTENA COMPONENTS LTD.
STATEMENT OF STOCKHOLDERS' EQUITY
Year Ended June 30, 2002,
(in thousands of Swiss Francs (CHF))

	Common Stock		Retained Earnings		Total Stockholders' Equity
Balance at June 30, 2001	CHF	1,000	CHF	4,021	CHF	5,021
Net income and comprehensive income		—		1,577		1,577

Balance at June 30, 2002	CHF	1,000	CHF	5,598	CHF	6,598

See accompanying notes.

MONTENA COMPONENTS LTD.
STATEMENT OF CASH FLOW
(in thousands of Swiss Francs(CHF))

	Year Ended June 30, 2002
Operating activities:
Net income	CHF	1,577
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization		1,082
Bad debt expense		(80)
Gain on sales of business		(1,014)
Deferred income taxes		281
Changes in operating assets and liabilities:
Accounts receivable		(840)
Inventories		(549)
Prepaid expenses and other		29
Accounts payable and accrued liabilities		2,048
Accrued employee compensation		35

Net cash provided by operating activities		2,569
Investing activities:
Proceeds from sale of business		880
Purchases of property and equipment		(2,782)

Net cash used in investing activities		(1,902)
Financing activities:
Principal payments on short-term borrowings		(8,906)
Proceeds from short-term borrowings		8,200
Proceeds from related party		662

Net cash used in financing activities		(44)

Increase in cash and cash equivalents		623
Cash and cash equivalents at beginning of period		278

Cash and cash equivalents at end of period	CHF	901

Cash (paid) received for:
Interest	CHF	(127)
Income taxes	CHF	—

See accompanying notes.

MONTENA COMPONENTS LTD.
NOTES TO FINANCIAL STATEMENTS

Note 1—Description of Business and Summary of Significant Accounting Policies

  Description of Business

        Montena Components Ltd., ("the Company"), a majority owned subsidiary of Montena SA, develops, manufactures and markets high-voltage capacitors, ultracapacitors, automated winding machinery and power factor correction systems. The Company has focused its business on the following areas:

  •
  Grading and coupling capacitors for high-voltage circuit breakers in electric utility installations; coupling, charge or divider capacitors for high-voltage laboratories, and capacitive voltage dividers for capacitor voltage transformers;

  •
  Ultracapacitors for energy storage and power delivery in transportation and industrial applications;

  •
  High-speed coil winding machines used to manufacture capacitors and batteries, and

  •
  Power factor correction equipment that enables industrial users of electric energy to control power quality and costs.

        The Company's strategy is to apply its expertise and proprietary technology in component design and assembly, energy storage and power distribution and management to develop, manufacture and market products for high value applications.

        The Company's high-voltage capacitor, ultracapacitor, winding machinery and power factor correction products generate all of its revenues from continuing operations. The Company sold its power capacitor business in March 2002.

  Inventories

        Inventories are stated at the lower of cost or market. Inventory cost is determined on the first-in first-out method. Shipping and handling costs are included in "Cost of sales" in the accompanying financial statements.

  Property, Plant and Equipment

        Property, plant and equipment are carried at cost and are depreciated using the straight-line method. Depreciation and amortization is provided over the estimated useful lives of the related assets (three to five years). Depreciation of property, plant and equipment amounted to CHF 1.1 million in the year ended June 30, 2002.

  Long-Lived Assets

        The Company periodically evaluates the carrying value of the unamortized balances of its long-lived assets to determine whether any impairment of these assets has occurred or whether any revision to the related amortization periods should be made. This evaluation is based on management's projections of the undiscounted future cash flows associated with each class of asset. If management's evaluation indicates that the carrying values of these assets were impaired, such impairment is recognized by a reduction of the applicable asset carrying value to its estimated fair value and expensed through operations. No such impairment adjustments were recorded during the year ended June 30, 2002.

  Income Taxes

        The Company accounts for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes," which requires the use of the liability method of accounting for deferred income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end. If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

  Cash and Cash Equivalents, Short-Term Investments

        All highly liquid instruments with an original maturity of three months or less from purchase are considered cash equivalents

  Concentration of Credit Risk

        Financial instruments, which subject the Company to potential concentrations of credit risk, consist principally of the Company's cash and cash equivalents and trade accounts receivable. The Company's cash and cash equivalents are placed with high quality financial institutions to mitigate the risk of material loss. The Company's accounts receivable result from product sales to customers in various industries and in various geographical areas, both domestic and foreign. The Company performs ongoing credit evaluations of its customers and depending on the Company's assessment of the creditworthiness of the customer, prior to shipment of the goods to the customer, may request a letter of credit or partial payment of the amount due. Such amounts are classified within "Accounts payable and accrued liabilities" in the accompanying financial statements.

        As a result of these measures, management does not believe significant credit risk exists in relation to its trade accounts receivable.

        The Company's maximum exposure to credit risk in relation to cash and cash equivalents and trade accounts receivable is the carrying value of these assets as indicated in the accompanying financial statements.

  Fair Value of Financial Instruments

        Cash and cash equivalents, trade accounts receivable, accounts payable and short-term borrowings are carried at cost in the accompanying financial statements, which approximates fair value, due to the short-term maturities of these financial instruments.

  Foreign Currencies

        The operating results of the Company are exposed to changes in exchange rates between the Swiss Franc, United States dollar, and Euro. The Company does not currently hedge its foreign exchange risk.

  Revenue Recognition

        Sales of assembled products and equipment are recorded on the date of shipment and passage of title or, if required, upon acceptance by the customer. Warranty is accrued for at the time of the sale.

  Comprehensive Income

        The Company has adopted the provisions of SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting comprehensive income and its components in financial statement. Comprehensive income, as defined, includes all changes in equity (net assets)

during a period from non-owner sources. Net loss and other comprehensive loss, including foreign currency translation adjustments shall be reported, net of their related tax effect, to arrive at comprehensive loss. For the year ended June 30, 2002, the Company's net income was the same as comprehensive income.

New Accounting Pronouncements

        In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." SFAS No. 144 addresses the financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 supersedes SFAS No. 121 but retains SFAS No. 121's fundamental provisions for recognition and measurement of impairment of long-lived assets to be held and used and measurement of long-lived assets to be disposed of by sale. SFAS No. 144 also supersedes the accounting and reporting provisions of Accounting Principles Board ("APB") Opinion No. 30 for segments of a business to be disposed of but retains APB Opinion No. 30's requirement to report discontinued operations separately from continuing operations and extends that reporting to a component of an entity that either has been disposed of or is classified as held for sale. SFAS will No. 144 become effective for the Company beginning July 1, 2002. The Company does not believe that adoption of SFAS No. 144 on July 1, 2002 will have a material impact on the Company's financial position or results of operations.

Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Estimates are required to provide for product obsolescence, warranty accruals as well as other matters.

Note 4—Sale of Business

        In March 2002 the Company sold substantially all of the assets, liabilities and business operations of its Power Capacitor Division in Switzerland to EPCOS Electronic Components SA, a Spanish subsidiary of EPCOS AG. The aggregate purchase price was CHF 2.35 million of which CHF 880,000 was received in April and the remaining balance is due in two installments of CHF 1.03 million and CHF 441,000 in August and October 2002, respectively, which is included in "Prepaid expenses and other current assets" in the accompanying financial statements. The net assets sold had a net book value of CHF 210,000 as of the Closing Date. The Company recorded a pre-tax gain from the sale of these assets of CHF 1.01 million, net of accrued transaction costs of CHF 1.13 million. This product line had revenues of CHF 6.8 million and an operating loss of CHF 1.8 million for the year ended June 30, 2002.

Note 5—Balance Sheet Details, all amounts in thousands:

        Trade and other accounts receivable, net:

	June 30, 2002
Amounts billed	CHF	6,334
Allowance for doubtful accounts		(430)
Sales taxes receivable		730

	CHF	6,634

        Inventory:

	June 30, 2002
Finished goods	CHF	1,654
Work-in-process		3,632
Raw materials and purchased parts		4,623
Inventory reserve		(2,005)

	CHF	7,904

        Property, plant and equipment:

	June 30, 2002
Machinery & equipment	CHF	2,791
Furniture and office equipment		1,829

		4,620
Less accumulated depreciation		(2,422)

		2,198
Construction-in-progress		1,348

	CHF	3,546

        Prepaid expenses and other current assets:

	June 30, 2002
Balance due on sale of business (see note 4)	CHF	1,471
Deposits and other		70

	CHF	1,541

        Accounts payable and accrued liabilities:

	June 30, 2002
Accounts payable and accrued liabilities	CHF	5,219
Warranty reserve		865
Customer deposits		2,774

	CHF	8,858

Note 6—Short-term borrowings and debt

Short-term borrowings:

        The Company has a bank credit agreement (the "Credit Agreement") with two Swiss banks. As of June 30, 2002, these banks were also shareholders of the Company and owned an aggregate 23.2% of the Company's outstanding shares. Borrowings under the Credit Agreement bear interest at the bank's prime rate plus 1.0%. At June 30, 2002 the rate was 8.5%. Under the Credit Agreement the Company is also eligible to borrow fixed term loans at LIBOR rate plus 2.5% with repayment terms extending beyond one month from the date of funding. Borrowings under the Credit Agreement are secured by the Company's assets. As of June 30, 2002, the company had CHF 500,000 outstanding under the Credit Agreement, CHF 1.0 million assigned to letters of guarantee and an available borrowing balance of CHF 3.5 million.

Note 7—Income Taxes

        The provision for income taxes based on income from operations is as follows (in thousands):

	For the Year Ended
	June 30, 2002
Federal:
Current	CHF	228
Deferred		(144)

		84
Canton/municipal:
Current		336
Deferred		(139)

		197

	CHF	281

        The company benefits from a partial tax holiday on cantonal and municipal income taxes. The holiday extends for a period of 5 years from July 1st, 2000 until June 30, 2005 and relieves the Company of 50% of all cantonal and municipal income taxes. The tax holiday was granted under the condition that the company does not stop its activity or leave the canton for the time of the tax holiday and the following 5 years. Non-compliance with the conditions would trigger a retroactive revocation and all the taxes saved during the tax holiday would become payable.

        The provision for income taxes in the accompanying statement of operations does not differ from the amount calculated by applying enacted income tax rates. Enacted income tax rates amount to 8.5% for federal income taxes and 8.25% for cantonal and municipal income taxes. After the tax holiday the cantonal and municipal income taxes will rise to 16.5%. Cantonal and municipal income tax rates are potentially subject to changes every year.

        The company has no unused operating loss carryforwards.

        Deferred income taxes reflect the net tax effects on temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The primary components of the Company's deferred tax assets and liabilities within continuing operations are as follows (in thousands).

	June 30, 2002
Deferred tax assets:
Asset write-downs not recorded for tax purposes	CHF	79
Customer advances treated as revenue for tax purposes		501

		580
Deferred tax liabilities:
Inventory provisions recorded for tax purposes		(683)
All other accruals and provisions recorded for tax purposes		(22)

		(705)

	CHF	(125)

Short-term deferred tax liabilities		(204)
Long-term deferred tax assets		79

	CHF	(125)

Note 8—Commitments and Contingencies

Leases

        The Company leases facilities from Montena Properties SA, a wholly owned subsidiary of Montena SA, the majority shareholder of Montena Components Ltd. During the year the Company's rental expense of CHF 1.1 million were payable to Montena Properties SA. Future annual minimum rental commitments as of June 30, 2002, are as follows (in thousands):

Fiscal Years
2003	CHF	1,009
2004		1,000
2005		979
2006		963
2007		960
Thereafter		1,920

	CHF	6,831

        One lease includes a renewal option for a period of five years. Certain of the leases are subject to rental adjustment based on consumer price indices. Substantially all leases provide that the Company pay for property taxes, insurance, and repairs and maintenance.

Loss on Firm Commitment

        The Company is party to contracts with suppliers requiring it to purchase a minimum quantity of items over the next several years. Based on current and anticipated sales levels for the related Company products, and given the minimum purchase commitments and contractual prices, the Company recorded an expense of CHF 614,000 during the year, including CHF 308,000 considered as transaction costs in the disposal of Power Capacitor Division (see note 4). The balance of CHF 306,000 is recorded as "Cost of Sales" in the accompanying financial statements.

Employment Agreement

        The Company has entered into an employment agreement with its Chief Executive Officer (the "Employment Agreement"). The Employment Agreement includes a provision requiring that, should the Chief Executive Officer be terminated, the Company will pay him severance equal to two years' salary and bonus.

Note 9—Pension

Employee Benefits and Collective Bargaining Agreements

        All employees benefit from the compulsory Swiss state plans for old age and invalidity. In addition, the employees belong to a Company pension plan, which is equivalent to a defined contribution plan. Contributions made to the pension plan and expensed during the year ended June 30, 2002 was CHF 524,000.

        The Company is party to a collective bargaining agreement, with the majority of its employees. The collective bargaining agreement ends on June 30, 2003 and may be renewed at that date.

Note 10—Related Parties

        During the year, Montena SA, the majority shareholder of the Company loaned funds to the Company and issued a note for approximately CHF 1.6 million. This note is due and payable on demand and accrues interest at a rate of 5.5 percent. This note was repaid in full in July 2002.

        Montena SA provided managements services during the year to the Company and charged CHF 1.0 million of management fees, which has been included in selling, general and administrative expenses in the statement of income. Montena Properties SA, a wholly owned subsidiary of Montena SA, is the lessor for the Company's headquarters in Rossens, Switzerland. During the year, the Company paid CHF 1.1 million in rental fees to Montena Properties SA (see note 8).

        The Company has a Credit Agreement with two Swiss banks. As of June 30, 2002, these banks were also shareholders of the Company and owned an aggregate 23.2% of the Company's outstanding shares (see note 6).

Note 11—Stockholders' Equity

  Distribution of earnings

        According to Swiss Law, 5% of the statutory annual profit earned by the Company is to be appropriated to a general legal reserve until this reserve is equivalent to 20% of the par value of the Company's issued common stock. In addition, an amount equal to 10% of such part of any dividend which may be declared or paid in excess of 5% of the par value of the Company's issued common stock is required to be transferred to the general legal reserve. The general legal reserve up to 50% of par value of the Company's issued common stock is not available for distribution. At June 30, 2002, CHF 140,000 had been appropriated to the general legal reserve and was not available for distribution.

  Shareholder Rights

        Each share grants one vote in the General Meeting. Voting rights may only be exercised by shareholders listed in the Company's share register. Besides the voting rights the shareholders are also entitled to rights to assets (rights to dividends and liquidation proceeds), several protective rights as well as rights to the non-dilution of their participation (preemptive rights).

Note 13—Subsequent Events

        On July 5, 2002, Montena S.A., the majority shareholder of Montena Components Ltd., entered into an agreement to sell the Company to Maxwell Technologies, Inc. ("Maxwell"), a U.S. publicly traded developer and manufacturer of high reliability electronic components and power and computing systems, for 2.25 million shares of Maxwell common stock valued at approximately CHF 30.3 million and CHF 4.5 million in cash.

  (b)
  Pro Forma Financial Information.

Page
Unaudited Pro Forma Condensed Combined Balance Sheet of Maxwell Technologies, Inc. and Montena Components Ltd. As of June 30, 2002.	17
Unaudited Pro Forma Condensed Combined Statement of Operations of Maxwell Technologies, Inc. for the year ended December 31, 2001.	18
Unaudited Pro Forma Condensed Combined Statement of Operations of Maxwell Technologies, Inc. for the six months ended June 30, 2002.	19

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

        The following unaudited pro forma combined condensed financial information gives effect to the acquisition of Montena Components Ltd. ("Montena"), a subsidiary of Montena SA, by Maxwell Technologies, Inc. ("Maxwell") on July 5, 2002 using the purchase method of accounting.

        The unaudited pro forma combined condensed balance sheet is based on the historical balance sheets of Maxwell and Montena as of June 30, 2002 and has been prepared to reflect the acquisition by Maxwell of Montena as if the acquisition had occurred as of June 30, 2002.

        The unaudited pro forma combined condensed statement of operations for the year ended December 31, 2001 is based on the historical statement of operations of Maxwell and combines the results of operations of Montena for the year ended December 31, 2001 as if the transaction had occurred as of January 1, 2001. The unaudited pro forma combined condensed statement of operations for the six months ended June 30, 2002 is based on the historical statements of operations of Maxwell and combines the results of operations for Montena for the six months ended June 30, 2002 as if the acquisition had occurred as of January 1, 2001. The fiscal year ends of Maxwell and Montena are December 31, and June 30, respectively.

        The pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the acquisition had been completed as of the beginning of the periods presented, nor are they necessarily indicative of the future financial position or operating results of Maxwell. The pro forma combined condensed financial information does not give effect to any cost savings or restructuring and integration cost that may result from the integration of the Montena operations.

        The unaudited pro forma combined condensed financial information should be read in conjunction with the audited and unaudited financial statements and accompanying notes of Maxwell included in Maxwell's Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002.

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF JUNE 30, 2002
(in thousands)

	Montena	Maxwell	Pro Forma Adjusments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$608	$6,584	$(3,000	)(a)	$4,192
Short-term investments	—	10,452	—		10,452
Accounts receivable, net	4,479	10,232	—		14,711
Inventories	5,336	13,246	—		18,582
Prepaid expenses and other current assets	1,040	1,134	(992	)(e)	1,182
Deferred income taxes	—	278	—		278
Due from related parties	263	—	—		263

Total current assets	11,726	41,926	(3,992)		49,660
Property, plant and equipment, net	2,394	20,283	1,100	(d)	23,777
Deferred income taxes	53				53
Intangible and other non-current assets	—	12,047	18,379	(f)	30,426

	$14,173	$74,256	$15,487		$103,916

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued liabilities	$5,980	$8,733	$(309	)(a),(e)	$14,404
Accrued employee compensation	1,092	1,926	—		3,018
Short-term borrowings	338	300	—		638
Income taxes payable	573	3,006	—		3,579
Deferred income taxes	138	—	—		138
Loan from pension fund	51	—	—		51
Due to related party	252	—	—		252
Loan from related party	1,093	—	—		1,093

Total current liabilities	9,517	13,965	(309)		23,173
Long-term debt	—	5,575	—		5,575
Loan from pension fund	202		—		202
	—	—	—		—
Stockholders' equity:	—	—	—		—
Common stock	675	1,143	(450	)(b),(c)	1,368
Additional paid-in capital	—	94,312	20,025	(c)	114,337
Deferred Compensation	—	(102)	—		(102)
Notes receivable from executives for stock purchases	—	—	—		—
Accumulated surplus (deficit)	3,779	(39,959)	(3,779	)(b)	(39,959)
Accumulated other comprehensive loss	—	(678)	—		(678)

Total stockholders' equity	4,454	54,716	15,796		74,966

	$14,173	$74,256	$15,487		$103,916

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001
(in thousands, except share and per share data)

	Montena	Maxwell	Pro Forma Adjustments		Pro Forma
Sales	$27,262	$77,856	$(5,132	)(g)	$99,985
Cost of sales	21,643	66,616	(5,311	)(g)(h)	82,948

Gross profit	5,619	11,240	179		17,038
Operating expenses:
Selling, general and administrative	5,379	23,661			29,979
Research and development	457	11,519	—		11,976
Restructuring charge	—				—

Total operating expenses	5,836	35,180			41,017

Operating income/(loss)	(217)	(23,940)	179		(23,979)
Gain on sale of business	—	39,142	—		39,142
Interest expense	(134)	(1,232)	—		(1,366)
Interest income and other, net	42	134			176

Income (loss) before income taxes and minority interest	(309)	14,104	179		13,974
Provision for income taxes	318	23,035	—		23,353
Minority interest in net loss of subsidiaries	—	(710)	—		(710)

Loss from continuing operations	$(627)	$(8,221)	$179		$(8,669)
Loss per share from continuing operations:
Basic loss per share		$(0.82)			$(0.71)

Diluted loss per share		$(0.82)			$(0.71)

Shares used in computing:
Basic loss per share		10,040,000			12,290,000

Diluted loss per share		10,040,000			12,290,000

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF
OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002
(in thousands, except share and per share data)

	Montena	Maxwell	Pro Forma Adjustments		Pro Forma
Sales	$14,533	$25,944	$(4,524	)(g)	$35,953
Cost of sales	10,997	25,793	(5,261	)(g)(h)	31,529

Gross profit	3,536	151	737		4,424
Operating expenses:
Selling, general and administrative	2,715	9,595			12,309
Research and development	238	4,913	—		5,151
Restructuring charge	—	812			812

Total operating expenses	2,953	15,320			18,273

Operating income/(loss)	583	(15,169)	737		(13,849)
Gain on sale of business	685	—	(685	)(g)	—
Interest expense	(111)	(192)	—		(303)
Interest income and other, net	(263)	425			162

Income (loss) before income taxes and minority interest	894	(14,936)	52		(13,990)
Provision (credit) for income taxes	131	(279)	—		(148)
Minority interest in net loss of subsidiaries	—	(241)	—		(241)

Income (loss) from continuing operations	$763	$(14,416)	$52		$(13,601)

Loss per share from continuing operations:
Basic loss per share		$(1.33)			$(1.04)

Diluted loss per share		$(1.33)			$(1.04)

Shares used in computing:
Basic loss per share		10,838,000			13,088,000

Diluted loss per share		10,838,000			13,088,000

MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(a)
Cash paid for acquisition.

(b)
To eliminate the equity accounts and accumulated deficit of Montena Components, Ltd.

(c)
To record common stock issued in connection with acquisition.

(d)
To record fixed assets acquired at estimated fair market value.

(e)
To eliminate assets and liabilities of product line not acquired. In March 2002, Montena sold substantially all of the assets, liabilities and business operations of its Power Capacitor Division to EPCOS Electronic Components SA (EPCOS). The assets and liabilities not acquired related to a receivable of $991,000 from EPCOS for the sale of business and an accrual of $600,000 for losses on firm purchase commitments.

(f)
The residual amount of the purchase price over the net book value of the assets and liabilities have been allocated to intangible assets. The intangible assets consist of acquired backlog, developed core technology and goodwill.

(g)
To eliminate sales and cost of sales of product line previously sold by Montena (see (e) above).

(h)
Adjustment to reflect amortization of production backlog and developed core technology.

        Upon consummation of the acquisition, Maxwell acquired all of the stock of Montena, in exchange for $23.6 million of value consisting of Maxwell common stock valued at $20.3 million and cash of $3 million. The purchase price is calculated to be $23.6 million based on consideration provided and estimated acquisition related cost of $300,000. The purchase price for purposes of the unaudited pro forma combined financial statements was allocated as follows based upon a preliminary valuation of tangible and intangible assets at July 5, 2002 (in thousands).

        Total acquisition cost:

Cash and stock paid at acquisition	$23,250
Acquisition related expenses	300

$23,600

        Allocation to assets and liabilities as follows:

Tangible assets	$14,300
Assumed liabilities	(9,100)
Acquired backlog	464
Developed core technology	1,136
Goodwill	16,800

$23,600

Exhibits.

2.1
Amendment Number Two, dated August 12, 2002, to Stock Purchase and Barter Agreement, dated May 30, 2002, between Maxwell Technologies, Inc. and Montena SA.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL TECHNOLOGIES, INC.
Date	9/18/2002	By	/s/ JAMES A. BAUMKER
		Name	James A. Baumker
		Title	Chief Financial Officer

QuickLinks

  Item 2. Acquisition of Assets.
  Item 7. Financial Statements and Exhibits.
REPORT OF ERNST & YOUNG AG, INDEPENDENT AUDITORS
MONTENA COMPONENTS LTD. BALANCE SHEET (in thousands of Swiss Francs (CHF), except share data)
MONTENA COMPONENTS LTD. STATEMENT OF INCOME (in thousands of Swiss Francs (CHF))
MONTENA COMPONENTS LTD. STATEMENT OF STOCKHOLDERS' EQUITY Year Ended June 30, 2002, (in thousands of Swiss Francs (CHF))
MONTENA COMPONENTS LTD. STATEMENT OF CASH FLOW (in thousands of Swiss Francs(CHF))
MONTENA COMPONENTS LTD. NOTES TO FINANCIAL STATEMENTS
MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2002 (in thousands)
MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2001 (in thousands, except share and per share data)
MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2002 (in thousands, except share and per share data)
MAXWELL TECHNOLOGIES, INC. AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
SIGNATURES